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                                                                    EXHIBIT 99.2



NEWS RELEASE                                       [GROUP 1 AUTOMOTIVE INC LOGO]



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                                                                                        950 Echo Lane, Suite 100 Houston, TX  77024
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
AT GROUP 1:                                Chairman, President and CEO             B.B. Hollingsworth, Jr.         (713) 647-5700
                                           EVP, CFO and Treasurer                  Scott L. Thompson               (713) 647-5700
                                           Manager, Investor Relations             Kim Paper                       (713) 647-5700

AT Thomson Financial/Carson:               Investor Relations                      Jeffrey T. O'Keefe              (212) 807-5086
                                           Media Relations                         Alecia Pulman                   (212) 807-5094
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FOR IMMEDIATE RELEASE
THURSDAY, AUGUST 8, 2002


                  GROUP 1 AUTOMOTIVE LOOKS TO REPURCHASE SHARES

HOUSTON, AUGUST 8, 2002--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, announced today that its Board of Directors has authorized the Company to repurchase up to $25 million of the Company's common stock. Purchases may be made from time to time, in accordance with applicable securities laws, in the open market or in privately negotiated transactions. Total shares outstanding at June 30, 2002 were 23,112,299.

"The current valuation of the Company's common stock represents an opportunity to enhance shareholder value through stock repurchases," said B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer. "This is consistent with the Company's capital management strategies of using all available opportunities to manage its capital prudently."

The decision to repurchase any or all such authorized shares will be determined by management's assessment of market conditions. Repurchases may be suspended or discontinued at any time and are subject to various debt agreements.


ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns 72 automotive dealerships comprised of 109 franchises, 29 different brands, and 24 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.


    GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT www.group1auto.com

This press release contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include statements regarding our plans, goals, beliefs or current expectations, including those plans, goals, beliefs and expectations of our officers and directors with respect to, among other things, future stock repurchases.


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GROUP 1 AUTOMOTIVE, INC.
ADD-1-


Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties. Actual results may differ materially from anticipated results in the forward-looking statements for a number of reasons, including, available capital resources and various debt agreements may limit our ability to repurchase shares. Any repurchases of our stock may be made, from time to time, in accordance with applicable securities laws, in the open market or in privately negotiated transactions at such time and in such amounts, as we consider appropriate.

This information and additional factors that could affect our operating results and performance are described in our Form 10-K for the year ended December 31, 2001.

All forward-looking statements attributable to us are qualified in their entirety by this cautionary statement.

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